 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2022

IVERIC bio, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way
Parsippany, NJ 07054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (609) 474-6455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ISEE	The Nasdaq Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

IVERIC bio, Inc. ("IVERIC") held its 2022 annual meeting of stockholders on May 12, 2022. The following is a summary of the matters voted on at that meeting.

(a)         IVERIC’s stockholders elected Dr. Adrienne Graves and Ms. Christine Miller as Class III directors to serve until the 2025 annual meeting of stockholders, each such director to hold office until her successor has been duly elected and qualified. The results of the stockholders’ vote for the election of such Class III directors were as follows:

	For	Withheld	Broker Non-Votes
Adrienne Graves	84,393,059	8,395,468	11,268,075
Christine Miller	92,685,329	103,198	11,268,075

(b)    IVERIC’s stockholders approved a non-binding, advisory proposal on the compensation of IVERIC’s named executive officers, as described in the definitive proxy statement for the 2022 annual meeting of stockholders. The results of the stockholders’ vote for such matter were as follows:

For	Against	Abstain	Broker Non-Votes
91,162,825	1,602,973	22,729	11,268,075

(c)         IVERIC’s stockholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held with a frequency of every one year. The results of the stockholders’ vote with respect to such matter were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
91,544,190	31,751	1,175,710	36,876	11,268,075

Consistent with these results, IVERIC's Board of Directors determined that future advisory votes on named executive officer compensation will be held every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

(d)         IVERIC’s stockholders ratified the selection of Ernst & Young LLP as IVERIC’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote for such matter were as follows:

For	Against	Abstain	Broker Non-Votes
103,982,814	55,418	18,370	0

Item 8.01 Other Events

On May 12, 2022, IVERIC’s Board of Directors (the “Board”) appointed Ms. Christine Miller, as Chair, Dr. Mark Blumenkranz, as a member, and Mr. Axel Bolte, as a member of its newly formed Business Development and Strategy Committee (the "Committee"). In accordance with IVERIC’s Non-Employee Director Compensation Policy (the “Policy”) the Board has provided that Ms. Miller is eligible to receive annual cash compensation in the amount of $10,000 for her service as Chair of the Committee and Dr. Mark Blumenkranz and Mr. Axel Bolte are each eligible to receive annual cash compensation in the amount of $5,000 for their service as members of the Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVERIC bio, Inc.

Date: May 18, 2022	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

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